SUMMARY PROSPECTUS

Royce Discovery Fund

MAY 1, 2010 Service Class Symbol: RYDFX

Before you invest, please review the Fund’s Statutory Prospectus and Statement of Additional Information, both dated May 1, 2010. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact or by contacting your financial intermediary.

www.roycefunds.com

SUMMARY PROSPECTUS

Royce Discovery Fund

MAY 1, 2010 Service Class Symbol: RYDFX

Investment Goal
Royce Discovery Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases				0.00%

Maximum deferred sales charge				0.00%

Maximum sales charge (load) imposed on reinvested dividends				0.00%

Redemption fee (as a percentage of amount redeemed on shares held for less than 180 days)				1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees				1.00%
Distribution (12b-1) fees				0.25%
Other expenses				2.31%

Total annual Fund operating expenses				3.56%

Fee waivers and/or expense reimbursements				(2.07)%

Total annual Fund operating expenses after fee waivers and/or expense reimbursements				1.49%

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses at or below 1.49% through April 30, 2011 and at or below 1.99% through April 30, 2020.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of
	fee waivers and/or expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years		10 Years

	$152	$576	$1,026		$2,277

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Royce Discovery Fund

Principal Investment Strategies
Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of micro-cap companies, those with stock market capitalizations up to $500 million. Royce selects securities that are identified by a proprietary quantitative investment model. The model implements a value approach by focusing on factors such as balance sheet quality, cash flow levels and various other measures of a company’s profitability.

      Effective August 9, 2010, Royce’s proprietary model for the Fund will use quantitative fundamental factors to make purchase and sale recommendations for the Fund’s portfolio. Such model-generated recommendations will then be evaluated by the Fund’s portfolio managers using both quantitative and qualitative portfolio analysis before investment decisions are implemented by the Fund’s portfolio managers. The model and the Fund’s portfolio managers will use Royce’s value approach, focusing on such factors as balance sheet quality, cash flow levels and various other measures of a company’s profitability.

      Normally, the Fund invests at least 80% of its net assets in the equity securities of micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Discovery Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The Fund is dependent on Royce for its success, and Royce in turn relies on the Fund’s portfolio manager, George Necakov, and the proprietary quantitative investment model that he has developed. To the extent that the stock market does not reward those quantitative factors utilized by the model, the performance of the Fund may be negatively affected. In addition, if, and to the extent that, the Fund’s assets rapidly increase, Royce may not be able to execute trades in a manner that allows the Fund to purchase and sell its portfolio securities at the times and in the amounts required by the model. The Fund’s profit opportunities may diminish to the extent that competitors of Royce attempt to exploit similar models using micro-cap stocks.

     Effective August 9, 2010, Royce will rely on both its proprietary model and the Fund’s portfolio managers. To the extent that the market for micro-cap securities does not reward those factors utilized by the model, the performance of the Fund may be negatively affected.

The prices of micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance
The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell Microcap Index, the Fund’s benchmark index.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 26.25% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -22.49% (quarter ended 12/31/08).

ANNUALIZED TOTAL RETURNS (12/31/09)

	1 Year	5 Year	Since Inception (10/3/03)

Return Before Taxes	25.86%	-1.00%	3.35%

Return After Taxes on
Distributions	25.86	-2.28	2.23

Return After Taxes on
Distributions and Sale
of Fund Shares	16.81	-1.11	2.64

Russell Microcap Index
(Reflects no deductions for
fees, expenses or taxes)	27.48	-3.33	1.16

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend

2  |  The Royce Fund Summary Prospectus 2010

Royce Discovery Fund (continued)

on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. George Necakov, Director of Quantitative Studies and Portfolio Manager of Royce, manages the Fund using this disciplined investment process to construct and periodically rebalance the portfolio.
     Effective August 9, 2010, Mr. Necakov and James J. Harvey, a Portfolio Manager of Royce, will co-manage the Fund, assisted by Charles M. Royce, President and Co-Chief Investment Officer of Royce. Mr. Necakov has managed the Fund since its inception.

How to Purchase and Sell Fund Shares
Minimum initial investments for shares of the Fund’s Service Class purchased directly from The Royce Fund:

Account Type	Minimum

Regular Account	$2,000

IRA	$1,000

Automatic Investment or Direct Deposit Plan Accounts	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.
      You may sell shares in your account at any time and make requests online, by telephone and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary.

Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2010 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about the Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/literature and by phone.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By telephone (800) 221-4268

Through the Internet Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com/literature. Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com